            FOURTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
            ---------------------------------------------------

     THIS AMENDMENT TO "REVOLVING CREDIT LOAN AGREEMENT" ("Credit
Agreement") is entered into between C-CUBE MICROSYSTEMS, INC. (the "Borrower"), and COMERICA BANK-CALIFORNIA (the "Bank"), as of this 3rd day of January, 1996, at San Jose, California.

                                 RECITALS

     A. Bank has loaned monies to the Borrower pursuant to that certain promissory note in the original principal amount of Six Million and No/100 Dollars ($6,000,000), executed by C-Cube Microsystems, and that certain Revolving Credit Loan Agreement (Secured), dated August 18, 1994 and subsequently amended to be unsecured and increased to Eight Million Five Hundred Thousand and No/l00 Dollars ($8,500,000) and is hereby amended and increased to Twenty Million and No/l00 Dollars ($20,000,000).

     B. All of the loan documents referred to above, and any other loan documents executed in connection therewith, are hereinafter sometimes collectively referred to as the "Loan Documents," and the Revolving Credit Loan Agreement, is sometimes hereinafter referred to as the "Credit Agreement."

     C. The Borrower has requested, and the Bank has agreed, to modify certain conditions and financial covenants contained in the Revolving Credit Loan Agreement as set forth more completely below.

                                 AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and the terms and conditions hereof for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

     1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Fourth Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Documents. The rules of construction set forth in the Loan Documents shall, to the extent not inconsistent with the terms of this Fourth Amendment, apply to this Fourth Amendment and are hereby incorporated by reference.

     2. CREDIT AGREEMENT AMENDMENTS. The parties agree to the following amendments:

          a. The first paragraph after WITNESSETH on page one of the Agreement is hereby amended to read as follows:

          WHEREAS, the Borrower desires to borrow up to Twenty Million and No/100 Dollars ($20,000,000) from the Bank from time to time; and

          b. In Section 1. DEFINITIONS, "Commitment Amount" is hereby amended to read as follows:

          "Commitment Amount" shall mean, as of any applicable date of determination, Twenty Million and No/100 Dollars ($20,000,000).

          c.   Section 2.6.1 is amended to read as follows:

          Commitment Fee. The Borrower shall pay to the Bank a fee for the increased commitment amount for the period from the date of this Agreement to and including the Termination Date equal to one quarter of one percent (.25 %) per annum on the increased commitment amount or Sixteen Thousand Seven Hundred Seventy and No/l00 Dollars ($16,770). Such commitment fee shall be payable upon signing this Agreement.

3. EFFECTIVE DATE OF THIS AMENDMENT. This Amendment shall be effective as of January 3, 1996 (the "Effective Date").

     4. EFFECT OF THIS FOURTH AMENDMENT. On and after the Effective Date, each reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power, or remedy of the Bank, nor constitute a waiver of any provision of the Loan Documents.

     5. COUNTERPARTS. This Fourth Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     6. WAIVER. Except as agreed to herein, no failure or delay by the Bank in exercising any of its rights hereunder shall operate as a waiver thereof; nor shall the Bank be estopped to exercise any such rights at any future time because of any such failure or delay; nor shall any single or partial exercise of such rights preclude any other or further exercise thereof; or the exercise of any other rights hereunder.

     7. INTEGRATION. This Fourth Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto.

     8. AMENDMENTS. No supplement, modification or amendment to this Fourth Amendment shall be binding unless executed in writing by the parties hereto.

     9. BINDING EFFECT. This Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective representatives, heirs, successors and assigns.

     10. TIME OF ESSENCE. Time is of the essence as to the performance of all obligations under this Fourth Amendment.

     11. GOVERNING LAW. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of California.

     12. CAPTIONS. The captions in this Fourth Amendment are for convenience of reference and shall not modify or alter the operative provisions hereof.

     13. ADDITIONAL DOCUMENTS: FURTHER ASSURANCES. Assuming Party and the Original Borrower agree to execute such other documents and/or take such other actions as the Bank deems may be appropriate to carry out the intent of this Fourth Amendment.

     IN WITNESS WHEREOF, the Borrower and the Bank have caused this Fourth Amendment to be executed as of the day and year first above written.

                     COMERICA BANK-CALIFORNIA
                     (the "Bank")

                     By: /s/ Alan Jepsen
                         --------------------
                     Alan Jepsen
                     Its:  Vice President and Assistant Manager


                     C-CUBE MICROSYSTEMS, INC.
                     (the "Borrower")

                     By: /s/ James Burke
                         --------------------
                     James Burke
                     Its:  Chief Financial Officer

 COMERICA

                         BORROWER'S AUTHORIZATION



                                             DATE:  JANUARY 3, 1996
                                                   -------------------

 I (we) hereby authorize and direct COMERICA BANK-CALIFORNIA ("Bank") to pay

 to RENEW AND INCREASE LOAN #1154422507/67     $
    -----------------------------------------   --------------------------
 to                                            $
    -----------------------------------------   --------------------------
 to                                            $
    -----------------------------------------   --------------------------
 to                                            $
    -----------------------------------------   --------------------------

 of the proceeds of my (our) loan from the Bank evidenced by a note in the original principal amount of $20,000,000.00, dated JANUARY 3, 1996.
                              --------------        ---------------

 Borrower(s):  C-CUBE MICROSYSTEMS INC.
               ------------------------

 By:  /s/ James Burke               Its:  CFO
      ---------------------------         ------------------------
      Signature of                  Title (if applicable)

 By:                                Its:
      ---------------------------         ------------------------
      Signature of                  Title (if applicable)

 By:                                Its:
      ---------------------------         ------------------------
      Signature of                  Title (if applicable)

 By:                                Its:
      ---------------------------         ------------------------
      Signature of                  Title (if applicable)




                                 BORROWER
                                                           LOAN
COMERICA BANK-CALIFORNIA   C-CUBE MICROSYSTEMS INC.  REVISION/EXTENSION
                                                         AGREEMENT
(Herein called "Bank")       1778 MCCARTHY BLVD.
                             MILPITAS, CA  9035

                          (Herein called "Borrower")


ORIGINAL NOTE INFORMATION

INTEREST RATE     AMOUNT     NOTE DATE   MATURITY DATE   OBLIGATION #  NOTE #
B+0.00%       $6,000,000.00   08/18/94     08/01/95       1154422507     67

This Agreement is effective as of: JANUARY 3, 1996

ORIGINAL OBLIGATION:
  This Loan Revision Agreement refers to the loan evidenced by the above Note dated AUGUST 18, 1994 in favor of Bank executed by C-CUBE MICROSYSTEMS INC. in the amount of $6,000,000.00 payable in full on AUGUST 1, 1995. Said
Note is secured by a Deed of Trust dated _________________________ (hereinafter referred to as the "Encumbrance"), recorded on
__________________________  as Instrument No.   N/A   in the Office of
County Recorder of   N/A   County California.

CURRENT OBLIGATION:
  The unpaid principal balance of said Note as of JANUARY 3, 1996 is $0.00 on which interest is paid to SEPTEMBER 21, 1994, with a maturity of AUGUST 1, 1996. /x/ As modified by previous LOAN REVISION/EXTENSION AGREEMENT dated JULY 27, 1995.

REVISION:
  The undersigned Borrower hereby requests Bank to revise the terms of said Note, and said Bank to accept payment thereof at the time, or times, in the following manner:

 1)  THE CREDIT LIMIT IS HEREBY INCREASED BY $11,500,000.00 FROM
 $8,500,000.00 TO $20,000,000.00; 2) THIS NOTE IS SUBJECT TO THE TERMS OF A REVOLVING CREDIT LOAN AGREEMENT DATED AUGUST 18, 1994 AND ANY AND ALL SUBSEQUENT AMENDMENT(S) THEREOF.


  In consideration of Bank's acceptance of the revision of said Note, including the time for payment thereof, all as set forth above, the Borrower does hereby acknowledge and admit to such indebtedness, and further does unconditionally agree to pay such indebtedness together with interest thereon within the time and in the manner as revised in accordance with the foregoing, together with any and all attorney's fees, cost of collection, and any other sums secured by the Encumbrance.

  Any and all security for said Note including but not limited to the Encumbrance, if any, may be enforced by Bank concurrently or independently of each other and in such order as Bank may determine; and with reference to any such security in addition to the Encumbrance Bank may, without consent of or notice to Borrower, exchange, substitute or release such security without affecting the liability of the Borrower, and Bank may release any one or more parties hereto or to the above obligation or permit the liability of said party or parties to terminate without affecting the liability of any other party or parties liable thereon.

  This Agreement is a revision only, and not a novation; and except as herein provided, all of the terms and conditions of said Note, said Encumbrance and all related documents shall remain unchanged and in full force and effect.

  When one or more Borrowers signs this Agreement, all agree:

     a. That where in this Agreement the word "Borrower" appears, it shall read "each Borrower";
     b. That breach of any covenant by any Borrower may at the Bank's option be treated as breach by all Borrowers;
     c. That the liability and obligations of each Borrower are joint and several.


                                             C-CUBE MICROSYSTEMS INC.

Dated this  3RD  day of  JANUARY 96.              /S/ James Burke
                                             ------------------------

                                             ------------------------
The foregoing agreement is accepted this
this  3RD  day of  JANUARY 96.               ------------------------

                                             ------------------------
By:  /s/ Alan Jepsen
                                             ------------------------